UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 13, 2019

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On December 13, 2019, Sound Community Bank (the “Bank”), the wholly owned operating subsidiary of Sound Financial Bancorp, Inc. (the “Company”), entered into an Amended and Restated Confidentiality, Non-Competition, and Non-Solicitation Agreement (the “Amended Non-Compete Agreement”) with Ms. Stewart in order to comply with the Engrossed Substitute House Bill 1450, which was signed into law on May 8, 2019 and which governs non-competition agreements in the State of Washington.  The Amended Non-Compete Agreement amends and restates the Confidentiality, Non-Competition, and Non-Solicitation Agreement between the Bank and Ms. Stewart as originally adopted effective December 30, 2011, as amended and restated on November 23, 2015 and January 25, 2019 (the “Prior Non-Compete Agreement”).

The Amended Non-Compete Agreement provides that the term of the non-compete and non-solicitation periods applicable to Ms. Stewart is a fixed period of 18 months from the date of Ms. Stewart’s separation from service with the Company and the Bank (the “Restricted Period”). Under the Prior Non-Compete Agreement, the Restricted Period was for a fixed period of thirty-six (36) months.

The Amended Non-Compete Agreement also was revised to make clarifying, non-substantive, or ministerial changes.

The foregoing summary of the Amended Non-Compete Agreement is qualified in its entirety by reference to the Amended Non-Compete Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Confidentiality, Non-Competition, and Non-Solicitation dated December 13, 2019, by between Sound Community Bank and Laura Lee Stewart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: December 13, 2019	By:	/s/ Laura Lee Stewart
Laura Lee Stewart, President and CEO